UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

LORDSTOWN MOTORS CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 17, 2022
Dear Lordstown Motors Corp. Stockholders:
Notice is hereby given that Lordstown Motors Corp. (the “Company,” “Lordstown,” “we,” “us” or “our”) will hold a special meeting of stockholders (the “Special Meeting”) on Wednesday, August 17, 2022 at 2:00 pm Eastern Time at the offices of Baker & Hostetler LLP, Key Tower, 127 Public Square, Suite 2000, Cleveland, Ohio 44114 for the following purposes:
1.
To consider and vote on a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock by 150,000,000 (from 300,000,000 to 450,000,000).

2.
To transact any other business as may properly come before the Special Meeting.

Only stockholders as of the record date, June 30, 2022 (the “Record Date”), or their duly appointed proxies, may attend the Special Meeting. If you hold your shares in “street name” (that is, through a broker, bank or other intermediary or nominee), your name does not appear in the Company’s records, so you will need to bring a copy of your brokerage statement reflecting your ownership of shares of Class A common stock as of the Record Date to attend the Special Meeting and a legal proxy if you wish to vote at the Special Meeting.
Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read the proxy statement and vote as soon as possible.
Thank you for your ongoing support of Lordstown Motors Corp.,
Daniel A. Ninivaggi
Chairman of the Board and Chief Executive Officer
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON AUGUST 17, 2022
The proxy statement is available at
[http://www.viewproxy.com/lordstownmotors/2022SpecialMeeting].

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

i

LORDSTOWN MOTORS CORP.
2300 Hallock Young Road
Lordstown, Ohio 44481
PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS
This proxy statement has been prepared and is distributed by the board of directors (the “Board”) of Lordstown Motors Corp. (the “Company,” “Lordstown,” “we,” “us” or “our”) in connection with the solicitation of proxies for the Special Meeting of Stockholders (the “Special Meeting”) to be held at 2:00 pm, Eastern Time, on Wednesday, August 17, 2022, and any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held in person at the offices of Baker & Hostetler LLP, Key Tower, 127 Public Square, Suite 2000, Cleveland, Ohio 44114. The purpose of the meeting is to resubmit to a vote of our stockholders for approval (“Proposal 1”) an amendment to our Second Amended and Restated Certificate of Incorporation (“Charter”) to increase the number of authorized shares of our Common Stock (as defined below) from 300,000,000 to 450,000,000 shares (the “Certificate of Amendment”) as more fully described in “PROPOSAL 1 —  AMENDMENT TO THE CHARTER TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.” This proxy statement and the accompanying form of proxy will be made available to stockholders on or about July [X], 2022.
In accordance with U.S. Securities and Exchange Commission (the “SEC”) rules, the Company is providing access to our proxy materials over the Internet to our stockholders rather than in paper form, which reduces the environmental impact of our Special Meeting and our costs.
Accordingly, if you are a stockholder of record, a one-page Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) has been mailed to you on or about July [X], 2022. Stockholders of record as of the close of business on June 30, 2022 (the “Record Date”) may access the proxy materials on the website listed above in the Notice of Special Meeting of Stockholders or request a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability.
The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting site. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a timelier manner, will save us the cost of printing and mailing documents to you and will conserve natural resources. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.
If you are a beneficial owner by holding Common Stock in “street name” through a broker, bank or other nominee or intermediary (a “Broker”), your name does not appear in the Company’s records and you will not receive a Notice of Internet Availability directly from us, but you will receive from your Broker a notice with instructions on accessing our proxy materials and directing that organization how to vote your shares, as well as other options that may be available to you for receiving our proxy materials.
Attending the Meeting
Only stockholders of the Company as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. If you are a beneficial owner and hold your shares in “street name” (that is, through a Broker), your name does not appear in the Company’s records, so you will need to bring a copy of your brokerage statement reflecting your ownership of shares of Common Stock as of the Record Date in order to be admitted to the Special Meeting.
Voting Securities
Each holder of record of our Class A common stock, $0.0001 per share (“Common Stock”), at the close of business on the Record Date will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the Special Meeting. As of the Record Date, there were [XXXXXXXX] shares of Common Stock outstanding.
Voting Your Shares
Whether or not you plan to attend the Special Meeting, we encourage you to vote before the Special Meeting.
Stockholders of Record
If you are a stockholder of record, you may attend and vote your shares in person at the Special Meeting or vote by proxy.
There are three ways to vote by proxy:
By Internet.   Stockholders of record with Internet access may submit proxies by following the voting instructions on the Notice of Internet Availability until 11:59 pm Eastern Time on August 16, 2022.
By Telephone.   Stockholders of record may submit proxies telephonically by following the applicable “Phone” instructions on the Notice of Internet Availability until 11:59 pm Eastern Time on August 16, 2022.
By Mail.   Stockholders of record may receive a proxy card from the Company by following the procedures in the Notice of Internet Availability. If you elect to vote by mail, please complete, sign and date the proxy card you receive where indicated and return it in the prepaid envelope included with the proxy card. Proxy cards submitted by mail must be received by the time of the Special Meeting for your shares to be voted.
The proxy holders will vote your shares in accordance with your directions. If you sign the proxy form but do not make specific choices, your proxy will vote your shares as recommended by the Board for Proposal 1. If any other matter is presented, your proxy will vote in accordance with his or her best judgment. As of the date of this proxy statement, we are not aware of other matters to be acted on at the Special Meeting other than those matters described in this proxy statement.
Beneficial Owners
If you are a beneficial owner of shares held in street name, you cannot vote your shares in person at the Special Meeting unless you have obtained a legal proxy from your Broker. Alternatively, you may provide voting instructions to your Broker by completing, signing and returning the voting instruction form that the Broker provides to you, or by using telephone or internet voting arrangements described on the voting instruction form, the Notice of Internet Availability or other materials that the Broker provides to you.
Under the rules of the New York Stock Exchange (“NYSE”) applicable to voting by Brokers, Brokers who hold shares on behalf of beneficial owners have discretion to vote such shares with respect to matters deemed to be “routine” by the NYSE without receiving voting instructions from the beneficial owners of the shares. However, Brokers do not have discretion to vote such shares with respect to “non-routine” matters if they do not receive voting instructions from the beneficial owners of the shares. A “broker non-vote” occurs when a Broker does not vote on a particular matter because the Broker does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares or when a Broker for its own internal reasons elects not to vote uninstructed shares on a routine matter.
We have been advised by the NYSE that Proposal 1 will be considered a “routine” matter.
If you are a beneficial owner, we urge you to submit voting instructions to your Broker to ensure your shares are voted as you desire.
Proxies
All properly executed and unrevoked proxies that are received in time for the Special Meeting will be voted at the Special Meeting or any adjournment or postponement thereof in accordance with instructions thereon, or if no instructions are given, will be voted “FOR” the approval of the Certificate of Amendment to our Charter, which increases the number of authorized shares of our Common Stock from 300,000,000 to 450,000,000 (Proposal 1) and in accordance with the judgment of the persons appointed as proxies with respect to other matters which properly come before the Special Meeting.
Stockholders of record may revoke their proxy at any time before the vote is taken at the Special Meeting by submitting a later-dated proxy or by delivering written instructions to our Corporate Secretary at Lordstown Motors Corp., 2300 Hallock Young Road, Lordstown, Ohio 44481 Attention: Secretary-Legal Department. The Company recommends also sending a copy by e-mail to legal@lordstownmotors.com. Beneficial owners may revoke any prior voting instructions by contacting the Broker and in accordance with instructions provided by such Broker.
Required Vote
The affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding as of the Record Date is required to approve the Certificate of Amendment to our Charter, which increases the number of authorized shares of our Common Stock from 300,000,000 to 450,000,000.
Abstentions will have the same effect as votes against Proposal 1. Because Proposal 1 is expected to be considered a “routine” matter, we do not expect to receive any “broker-non-votes” for Proposal 1; however, if any “broker non-votes” are received they would have the same effect as votes against Proposal 1.
Quorum
A quorum is required for the transaction of business at the Special Meeting. The required quorum is a majority of the voting power of shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Special Meeting. Shares represented in person or by proxy (including shares which abstain from voting and broker non-votes if any were received for routine matters) will be counted for purposes of determining whether a quorum exists at the Special Meeting.

PROPOSAL 1
AMENDMENT TO THE CHARTER TO INCREASE
THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK
At our 2022 annual meeting of stockholders held on May 19, 2022 (the “2022 Annual Meeting”), our stockholders voted to approve an amendment to our Charter to increase the number of authorized shares of our Common Stock from 300,000,000 to 450,000,000 (the “Original Charter Amendment”) and we filed a Certificate of Amendment to the Charter with the Secretary of State of the State of Delaware on May 19, 2022 to reflect the Original Charter Amendment.
As recently reported in our Form 8-K/A filed on June 1, 2022, the Company’s proxy statement for the 2022 Annual Meeting erroneously indicated that Brokers would not have discretionary authority to vote with respect to the proposal to approve the Original Charter Amendment and that if beneficial owners did not provide direction to their Broker as to how to vote, a broker non-vote would result that would have the effect of a vote cast against such proposal. Following the 2022 Annual Meeting, the Company and its Board reviewed the votes on the proposal to approve the Original Charter Amendment and, due to uncertainty in counting the number of votes cast “for” by Brokers exercising discretion without direction from the beneficial owner, on May 31, 2022 the Board determined not to consider the Original Charter Amendment approved by the Company’s stockholders.
On May 31, 2022, the Company filed a Certificate of Correction (the “Certificate of Correction”) with the Secretary of State of the State of Delaware, voiding the Original Charter Amendment and causing the number of authorized shares of Common Stock to remain at 300,000,000.
Our Board has determined to resubmit to a vote of our stockholders for approval an amendment to our Charter to increase the number of authorized shares of our Common Stock from 300,000,000 to 450,000,000 shares (the “Certificate of Amendment”). The Company did not issue any of the additional shares authorized by the Original Charter Amendment and, unless and until the Certificate of Amendment is approved by our stockholders and becomes effective, does not intend to issue or reserve for issuance any such additional shares.
The additional shares of Common Stock to be authorized for issuance under the Charter would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the Common Stock presently issued and outstanding. Our Common Stock has no preemptive rights to purchase Common Stock or other securities.
If this Proposal 1 is approved by the requisite vote of the Company’s stockholders, the proposed Certificate of Amendment will become effective upon its filing and recording with the Secretary of State of Delaware.
Form of the Amendment
The Board has deemed the Certificate of Amendment advisable and in the best interests of the Company and is accordingly submitting it to stockholders for approval. The Certificate of Amendment would revise the Company’s Charter by replacing Section 4.1 of Article IV with the following language:
“The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 462,000,000 shares, consisting of (a) 450,000,000 shares of Class A common stock (the “Common Stock”) and (b) 12,000,000 shares of preferred stock (the “Preferred Stock”).”
The full text of the proposed Certificate of Amendment is set forth in Exhibit A of this proxy statement. No changes are proposed to the number of authorized shares of preferred stock.
Reasons for the Increase in the Number of Authorized Shares
The proposed increase in the authorized number of shares of Common Stock is intended to ensure that we will continue to have an adequate number of authorized and unissued shares of Common Stock for future use. As of May [31], 2022, the Company had [XX] shares of Common Stock issued and outstanding and an aggregate of [XX] shares reserved for potential future issuance under outstanding awards under its 2020 Equity Incentive Plan and upon exercise of outstanding warrants. The Company may also issue up to additional [XX] shares authorized for issuance under future awards under the 2020 Equity Incentive Plan and, under the Equity Purchase Agreement entered into with YA II PN, LTD., a Cayman Islands exempt limited partnership, on July 23, 2021, could issue up to [XX] shares under the existing registration statement if it elects to make additional draws under this equity financing arrangement.
Our Board recommends the proposed increase in the authorized number of shares of Common Stock to facilitate issuing shares in the event that the Board determines that it is necessary or appropriate to (i) provide financial flexibility to raise additional capital through the sale of equity securities, convertible securities or other equity-linked securities, (ii) enter into strategic business transactions, (iii) provide equity incentives to directors, officers and employees pursuant to equity compensation plans or (iv) other corporate purposes. The availability of additional shares of Common Stock is particularly important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis, as market conditions permit and favorable financing and business opportunities become available, and thus without the potential delay and expense associated with convening a special stockholders’ meeting. In considering and planning for our current and future corporate needs, our Board believes that the current number of authorized and unreserved shares of Common Stock available for issuance is inadequate. If stockholders do not vote to approve this Proposal 1, the Company may be unable to issue shares when needed; whereas approving this Proposal 1 will provide greater flexibility.
The Board has not authorized the Company to take any action with respect to the shares that would be authorized under this Proposal 1, and the Company currently does not have any definitive agreements with respect to the issuance of the additional shares of Common Stock authorized by the Certificate of Amendment. As previously disclosed, we will need additional funding to execute our 2022 business plan and achieve scaled production of the Endurance, our full-size electric pick-up truck. Substantial capital is required to complete testing and validation, purchase the raw materials and vehicle components for saleable vehicles, invest in the hard tooling to lower our bill of materials cost and fund future engineering, operating and corporate expenditures. In an effort to address these funding needs, management continues to seek and evaluate opportunities to raise additional funds through the issuance of equity or debt securities, asset sales, arrangements with strategic partners, or through obtaining financing from government or financial institutions. We have engaged a financial advisor to advise the Company on additional financing alternatives.
Effects of the Increase in the Number of Authorized Shares
If our stockholders approve this Proposal 1 to increase the number of authorized shares of Common Stock, unless otherwise required by applicable law or stock exchange rules, our Board will be able to issue the additional shares of Common Stock from time to time in its discretion without further action or authorization by stockholders. The newly authorized shares of Common Stock would be issuable for any proper corporate purposes, including future capital raising transactions of equity or convertible debt or preferred equity securities, acquisitions, investment opportunities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans or for other corporate purposes.
The proposed increase in the number of authorized shares of Common Stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of Common Stock or securities convertible into our Common Stock could, depending on the circumstances, have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of our existing stockholders, none of whom have preemptive rights to subscribe for additional shares of Common Stock that we may issue, and could depress the market price of the Common Stock. We may sell shares of Common Stock at a price per share that is less than the current price per share and less than the price per share paid by our current stockholders.
Potential Anti-Takeover Effect
An increase in the number of authorized shares of Common Stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed increase might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of our Board to issue Common Stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional shares of Common Stock would dilute the voting power of the Common Stock then outstanding. Our Common Stock could also be issued to purchasers who would support our Board in opposing a takeover bid which our Board determines not to be in our best interests and those of our stockholders.
In addition to the proposed Certificate of Amendment, our Charter and Amended and Restated Bylaws (“Bylaws”) also include other provisions that may have an anti-takeover effect. These provisions, among other things, (i) permit our Board to issue preferred stock with rights senior to those of the Common Stock and preferred stock without any further vote or action by the stockholders, (ii) provide that special meetings of stockholders may only be called by Chairman of the Board, Chief Executive Officer, or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person, (iii) do not provide for cumulative voting rights, (iv) provide that our Board is classified into three classes of directors with staggered three-year terms; and (v) provide that directors can only be removed for cause, which could make it more difficult for stockholders to effect certain corporation actions and may delay or discourage a change in control.
The Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the proposed Certificate of Amendment to increase the number of authorized shares of Common Stock is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.
Effectiveness of the Certificate of Amendment
Upon receipt of the necessary stockholder approval, the Board has authorized and directed the Company’s officers to prepare, execute and file the Certificate of Amendment with the Secretary of State of the State of Delaware. The Certificate of Amendment would become effective upon such filing. Our Board reserves the right, notwithstanding stockholder approval of the Certificate of Amendment and without further action by our stockholders, not to proceed with the amendment at any time before the filing of the Certificate of Amendment.
The Board recommends a vote FOR the amendment to the Charter to increase the authorized number of shares of Common Stock.

OWNERSHIP OF SECURITIES
The following table sets forth information known by us regarding the beneficial ownership of the Common Stock as of June 30, 2022, by:
•
each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•
each of our current named executive officers (“NEOs”) and directors; and

•
all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and Warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership percentages set forth in the table below are based on [XX] shares of Common Stock issued and outstanding as of June 30, 2022. Unless otherwise noted, the address for each beneficial owner listed below is c/o Lordstown Motors Corp., 2300 Hallock Young Road, Lordstown, Ohio 44481.
Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares of Class A Common Stock Beneficially Owned	Percent of Class A Common Stock Outstanding
Directors and Named Executive Officers (Current Officers)
Keith Feldman(1)
David T. Hamamoto(2)
Jane Reiss(3)
Dale Spencer(3)
Angela Strand
Joseph B. Anderson, Jr.
Laura J. Soave
Daniel A. Ninivaggi
Adam Kroll
Jane Ritson-Parsons(4)
Named Executive Officers (Former Officers)
Stephen S. Burns(5)
Thomas V. Canepa(6)
Chuan D. (John) Vo(7)
All Current Directors and Executive Officers, as a group (12 individuals)(8)
Five Percent Holders
The Vanguard Group(9)

*
Represents beneficial ownership of less than 1%.

(1)
Includes [XX] shares of Class A common stock underlying Private Placement Warrants.

(2)
Includes [XX] shares of Class A common stock held by David T. Hamamoto directly, [XX] shares of Class A common stock and [XX] shares of Class A common stock underlying Private Placement Warrants held by DiamondHead Partners LLC (“DiamondHead Partners”), and [XX] shares of Class A common stock and [XX] shares of Class A common stock underlying Private Placement Warrants held by the David T. Hamamoto GRAT 2019 — SPAC (the “GRAT”), which is a grantor-retained annuity trust. Mr. Hamamoto is the sole managing member of DiamondHead Partners and the trustee and sole annuitant of the GRAT.
(3)
Includes [XX] shares of Class A common stock underlying options that are exercisable within 60 days.

(4)
[Includes [XX] shares of Class A common stock underlying restricted stock units that vest within 60 days.]

(5)
Information is from a Schedule 13D filed on March 3, 2022. Stephen S. Burns, our former Chairman of the Board and former Chief Executive Officer, has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of all shares of the Class A common stock he beneficially owns. Mr. Burns principal address is Stephen S. Burns, c/o Tucker Ellis LLP, 950 Main Avenue, Suite 1100 Cleveland, Ohio 44113, Attention: Robert M. Loesch.

(6)
Includes [XX] shares of Class A common stock underlying options that are exercisable within 60 days.

(7)
Includes [XX] shares of Class A common stock underlying options that are exercisable within 60 days.

(8)
Includes [XX] shares of Class A common stock underlying options that are exercisable within 60 days and [XX] shares of Class A common stock underlying Warrants. As former executive officers, Messrs. Burns, Canepa and Vo are not included in this group.

(9)
Information is from a Schedule 13G filed on February 8, 2022. The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities reported herein. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

STOCKHOLDER PROPOSALS
You may submit proper proposals, including recommendations of director candidates, for inclusion in the proxy materials or meeting agenda for future stockholder meetings by following certain procedures outlined here.
For inclusion in Lordstown’s proxy materials — Stockholders may present proper proposals for inclusion in Lordstown’s proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing in a timely manner to the Company’s Secretary as follows:
Lordstown Motors Corp.
2300 Hallock Young Road
Lordstown, OH 44481
Attention: Secretary — Legal Department
Any correspondence that is not addressed precisely in accordance with the foregoing, including any correspondence directed to a specific individual, may not be received timely or at all, and we strongly recommend that you also send such correspondence by e-mail to legal@lordstownmotors.com and verify that you receive a confirmation of receipt from Lordstown.
In order to be included in the proxy statement for the 2023 annual meeting of stockholders (the “2023 Annual Meeting”), stockholder proposals must be received in accordance with the above instructions not later than December 9, 2022. Further, all such stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
To be brought at an annual meeting — In addition, you can find in the Bylaws an advance notice procedure for stockholders who wish to present certain matters, including nominations for the election of directors, at an annual meeting of stockholders without inclusion in Lordstown’s proxy materials.
In general, the Bylaws provide that the Board will determine the business to be conducted at an annual meeting, including nominations for the election of directors, as specified in the Board’s notice of meeting or as properly brought at the meeting by the Board. However, a stockholder may also present at an annual meeting any business, including nominations for the election of directors, specified in a written notice properly delivered within the Notice Period (as defined below), if the stockholder held shares at the time of the notice and as of the record date for the determination of stockholders entitled to vote at such meeting as provided in the Bylaws. Such notice should be delivered to the Company’s Secretary as follows: Lordstown Motors Corp., 2300 Hallock Young Road, Lordstown, Ohio 44481 Attention: Secretary — Legal Department. The Company recommends also sending a copy by e-mail to legal@lordstownmotors.com. The notice must contain specified information about the proposed business or nominees and about the proponent stockholder. If a stockholder who has delivered such a notice does not appear to present his or her proposal at the meeting, Lordstown will not be required to present the proposal for a vote.
To be timely, stockholder’s notice must be received by Lordstown at the principal executive offices of the Company neither later than the close of business on the 90th day, nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company (the “Notice Period”). The Notice Period for the 2023 Annual Meeting will be from January 19, 2023 to February 18, 2023, so long as the 2023 Annual Meeting is not more than 30 days before or more than 60 days after May 19, 2023.
This is only a summary of the advance notice procedure. Complete details regarding all requirements that must be met are found in our Bylaws. You can obtain a copy of the relevant Bylaw provisions by writing to Lordstown Motors Corp., 2300 Hallock Young Road, Lordstown, Ohio 44481 Attention: Legal Department or to legal@lordstownmotors.com via email, or by accessing Lordstown’s filings on the SEC’s website at www.sec.gov.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 calendar days prior to the one-year anniversary date of the annual meeting (for the 2023 Annual Meeting, no later than March 20, 2023). Such notice should be delivered to the Company’s Secretary by mail as follows: Lordstown Motors Corp., 2300 Hallock Young Road, Lordstown, Ohio 44481 Attention: Secretary — Legal Department, or by e-mail to legal@lordstownmotors.com. If the date of the 2023 Annual Meeting is changed by more than 30 calendar days from such anniversary date, however, then the stockholder must provide notice by the later of 60 calendar days prior to the date of the 2023 Annual Meeting and the 10th calendar day following the date on which public announcement of the date of the 2023 Annual Meeting is first made.
All notices of proposals by stockholders, whether or not requested for inclusion in Lordstown’s proxy materials, must be addressed precisely as prescribed in this section to be received timely or at all. We strongly recommend that you also send such correspondence by e-mail and verify that you receive a confirmation of receipt from Lordstown.
PROXY SOLICITATION
We are making this solicitation of proxies on behalf of the Board, and we will bear the cost of soliciting proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other of our employees who will receive no additional compensation therefor. We request persons such as Brokers and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.
HOUSEHOLDING
If you are a stockholder of record and share an address with another stockholder of record, each stockholder may not receive a separate copy of the Notice of Internet Availability or proxy materials. Stockholders may request to receive separate or additional copies of the Notice of Internet Availability or proxy materials by e-mailing requests@viewproxy.com or by calling 877-777-2857 TOLL FREE. Upon such request, we will deliver a separate copy of the Notice of Internet Availability or proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. Stockholders who share an address and receive multiple copies of the Notice of Internet Availability or proxy materials can also request to receive a single copy by following the instructions above.
OTHER MATTERS
Lordstown knows of no other matters to be submitted at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent in accordance with their judgment. Such discretionary authority with respect to such other matters is granted by the execution of the proxy.
Upon request, the Company will provide by mail, to each stockholder of record on the Record Date, without charge, a copy of this proxy statement. Written requests for this information can be directed to Alliance Advisors via email by writing to requests@viewproxy.com or via mail addressed to Alliance Advisors 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003, Attention: Alyson Osenenko.
THE BOARD OF DIRECTORS
Lordstown, Ohio
July [X], 2022

EXHIBIT A
CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
LORDSTOWN MOTORS CORP.
Pursuant to Section 242 of the
General Corporation Law of the State of Delaware
Lordstown Motors Corp. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
A resolution was duly adopted by the Board of Directors (the “Board”) of the Company pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Second Amended and Restated Certificate of Incorporation of the Company (the “Charter Amendment”) and declaring said amendment to be advisable. The stockholders of the Company duly approved said proposed amendment at a special meeting of the stockholders called and held on August 17, 2022, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, by voting the necessary number of shares as required by statute in favor of the Charter Amendment. The resolution setting forth the amendment is as follows:
RESOLVED, that the Board hereby approves and recommends that the Company’s stockholders approve that Section 4.1 of Article IV of the Charter be deleted in its entirety and replaced with the following language:
“The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 462,000,000 shares, consisting of (a) 450,000,000 shares of Class A common stock (the “Common Stock”) and (b) 12,000,000 shares of preferred stock (the “Preferred Stock”).”
[Signature page follows]

IN WITNESS WHEREOF, the Company has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its Chief Executive Officer this      day of            , 2022.
LORDSTOWN MOTORS CORP.
By: [Authorized Officer]

Lordstown Motors Corp.Special Meeting of Stockholders August 17, 2022 at 2:00 PM ETThis Proxy is solicited on behalf of the Board of Directors of Lordstown Motors Corp.The Stockholder(s) hereby appoint(s) Daniel A. Ninivaggi, Adam Kroll and Melissa A. Leonard, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Lordstown Motors Corp. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at Baker & Hostetler, Key Tower, 127 Public Square, Suite 2000, Cleveland OH 44114 at 2:00 PM ET on August 17, 2022 and any adjournment or postponement thereof.Further instructions on how to attend and vote at the Special Meeting of Stockholders are contained in the Proxy Statement in the sections titled “Attending the Meeting” and “Voting Your Shares.”This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDEPLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at http://www.viewproxy.com/lordstownmotors/2022SpecialMeeting

Please mark your votes like this ☒

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

☐ Change of Address — Please print new address below

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VIRTUAL CONTROL NUMBER

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Signature of Stockholder: Date

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Signature of Stockholder: Date

VIRTUAL CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

INTERNET

Vote Your Shares on the Internet: Go to

http://www.FCRvote.com/RIDESM

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Shares by Phone:

Call 1 (866) 402-3905

Use any touch-tone telephone to vote your shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

Please mark your votes like this The Board of Directors recommends you vote FOR Proposal 1.1. To amend the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock by 150,000,000 (from 300,000,000 to 450,000,000). FOR  AGAINST  ABSTAINNOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof.  Change of Address — Please print new address below VIRTUAL CONTROL NUMBER Signature of Stockholder:DateSignature of Stockholder:DateNOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.As a stockholder of LORDSTOWN MOTORS CORP., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 PM ET on August 16, 2022.Further instructions on how to attend and vote at the Special Meeting are contained in the Proxy Statement in the sections titled “Attending the Meeting” and “Voting Your Shares.”VIRTUAL CONTROL NUMBERPROXY VOTING INSTRUCTIONSPlease have your 11-digit Virtual Control Number ready when voting by Internet or telephone